UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 11, 2008

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On December 11, 2008, VIVUS, Inc. (the “Company”) issued a press release titled “Qnexa Meets Primary Endpoint by Demonstrating Superior Weight Loss over Components and Placebo in the 28-Week Equate Study (OB-301).”  A copy of the press release is attached hereto as Exhibit 99.1.

On December 12, 2008, the Company issued press releases titled “Qnexa Reduces Hemoglobin A1c by 1.6% in 56 Weeks” and “VIVUS Initiates Avanafil Phase 3 Trials.”  Copies of the press releases are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 11, 2008 titled “Qnexa Meets Primary Endpoint by Demonstrating Superior Weight Loss over Components and Placebo in the 28-Week Equate Study (OB-301)”
99.2	Press Release dated December 12, 2008 titled “Qnexa Reduces Hemoglobin A1c by 1.6% in 56 Weeks”
99.3	Press Release dated December 12, 2008 titled “VIVUS Initiates Avanafil Phase 3 Trials”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry

Lee B. Perry Vice President and Chief Accounting Officer

Date:  December 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 11, 2008 titled “Qnexa Meets Primary Endpoint by Demonstrating Superior Weight Loss over Components and Placebo in the 28-Week Equate Study (OB-301)”
99.2	Press Release dated December 12, 2008 titled “Qnexa Reduces Hemoglobin A1c by 1.6% in 56 Weeks”
99.3	Press Release dated December 12, 2008 titled “VIVUS Initiates Avanafil Phase 3 Trials”